UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) April 30, 2021

MidWestOne Financial Group, Inc.
(Exact name of registrant as specified in its charter)

Commission file number 001-35968

Iowa	42-1206172
(State or other jurisdiction of incorporation)	(I.R.S. Employer Identification Number)
102 South Clinton Street
Iowa City, Iowa 52240
(Address of principal executive offices, including zip code)
(319) 356-5800
(Registrant’s telephone number, including area code)
N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:
Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $1.00 par value	MOFG	The Nasdaq Stock Market LLC
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.07.     Submission of Matters to a Vote of Security Holders.
The Annual Meeting was held on April 29, 2021. There were a total of 15,981,088 shares of common stock outstanding as of the record date for the Annual Meeting, of which 12,987,293 were present in person or by proxy at the meeting, representing 81.26% of the outstanding shares eligible to vote. Three proposals were presented to the shareholders. The results of the shareholder vote on each of the three proposals were as follows:
A proposal to elect five individuals to serve as Class II members of the board of directors of the Company, with each director having a three-year term expiring in the year 2024.

	Number of Shares	Number of Shares
Nominees	Voted For	Vote Withheld	Broker Non-Votes
Richard R. Donohue	11,501,782	432,374	1,053,137
Richard J. Hartig	11,721,164	212,992	1,053,137
Nathaniel J. Kaeding	11,704,420	229,736	1,053,137
Ruth E. Stanoch	11,688,920	245,236	1,053,137
Kurt R. Weise	11,836,430	97,726	1,053,137
A non-binding, advisory basis, proposal to approve the compensation awarded by the Company to its named executive officers, as disclosed pursuant to Item 402 of Regulation S-K, as required by Section 14A of the Securities Exchange Act of 1934, as amended.

Number of Shares	Number of Shares
Voted For	Voted Against	Abstentions	Broker Non-Votes
11,004,699	610,325	319,132	1,053,137
The ratification of the appointment of RSM US LLP as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2021.

Number of Shares	Number of Shares
Voted For	Voted Against	Abstentions	Broker Non-Votes
12,912,168	52,560	22,565	—

Item 8.01.    Other Events.
The Board of Directors of the Company declared a cash dividend of $0.2250 per common share on April 29, 2021. The dividend is payable June 15, 2021, to shareholders of record at the close of business on June 1, 2021.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MIDWESTONE FINANCIAL GROUP, INC.

Dated:	April 30, 2021	By:	/s/ BARRY S. RAY
Barry S. Ray
Senior Executive Vice President and Chief Financial Officer